EXHIBIT 21.1
Subsidiaries of Psychiatric Solutions, Inc.

State of
Name	Organization
ABS—First Step, Inc.	Virginia
First Step-Davidson
First Step-Georgia
The Bridge Institute
Tidewater Residential Institute
ABS LINCS DC, LLC	Virginia
ABS LINCS KY, Inc.	Virginia
FHC Cumberland Hall
ABS LINCS, LLC	Virginia
ABS LINCS NJ, Inc.	Virginia
First Home Care
ABS LINCS PA, Inc.	Virginia
Alternative Management Services
First Home Care
ABS LINCS SC, Inc.	South Carolina
ABS LINCS TN, Inc.	Virginia
Cumberland Hall — Chattanooga
ABS LINCS TX, Inc.	Kentucky
Dallas Treatment Center, Inc.
ABS LINCS VA, Inc.	Virginia
First Home Care
Alliance Crossings, LLC	Delaware
The Crossing
Alliance Health Center, Inc.	Mississippi
Alliance Health Center
Alternative Behavioral Services, Inc.	Virginia
Arrowhead Behavioral Health, LLC	Delaware
Atlantic Shores Hospital, LLC	Delaware
Behavioral Educational Services, Inc.	Delaware
Fieldston Preparatory School
Horace Mann Academy
Ramsay Educational Services
Riverdale Country School
Behavioral Healthcare LLC	Delaware
Benchmark Behavioral Health System, Inc.	Utah
Briarwood Group Home Reno
Briarwood Group Home Las Vegas
BHC Alhambra Hospital, Inc.	Tennessee
BHC Belmont Pines Hospital, Inc.	Tennessee
BHC Cedar Vista Hospital, Inc.	California
BHC Fairfax Hospital, Inc.	Tennessee
BHC Fort Lauderdale Hospital, Inc.	Tennessee
BHC Fox Run Hospital, Inc.	Tennessee
Fox Run: The Center for Children and Adolescents
BHC Fremont Hospital, Inc.	Tennessee
BHC Health Services of Nevada, Inc.	Nevada
BHC Heritage Oaks Hospital, Inc.	Tennessee
BHC Holdings, Inc.	Delaware
BHC Intermountain Hospital, Inc.	Tennessee
BHC Management Services of Louisiana, LLC	Delaware

State of
Name	Organization
BHC Management Services of New Mexico, LLC	Delaware
BHC Management Services of Streamwood, LLC	Delaware
BHC Mesilla Valley Hospital, LLC	Delaware
BHC Montevista Hospital, Inc.	Nevada
BHC Northwest Psychiatric Hospital, LLC	Delaware
Brooke Glen Behavioral Hospital
BHC of Indiana, General Partnership	N/A
BHC Pinnacle Pointe Hospital, Inc.	Tennessee
Pinnacle Pointe Behavioral Healthcare System
The Pointe Outpatient Behavioral Health Services
BHC Properties, LLC	Tennessee
BHC Sierra Vista Hospital, Inc.	Tennessee
BHC Spirit of St. Louis Hospital, Inc.	Tennessee
BHC Streamwood Hospital, Inc.	Tennessee
Northwest Academy
Streamwood Behavioral Health Center
Streamwood Hospital
Streamwood Residential Center
Bloomington Meadows, General Partnership	N/A
Brentwood Acquisition, Inc.	Tennessee
Brentwood Behavioral Health of Mississippi
Brentwood Acquisition-Shreveport, Inc.	Delaware
Brentwood Acute Behavioral Health Center
Brentwood Behavioral Healthcare of Louisiana
Brentwood Hospital
Brynn Marr Hospital, Inc.	North Carolina
Brynn Marr Behavioral Health Care System
By the Sea Physician Practice, LLC	Georgia
Calvary Center, Inc.	Delaware
Calvary Center
Canyon Ridge Hospital, Inc.	California
Canyon Ridge Real Estate, LLC	Delaware
Cedar Springs Hospital, Inc.	Delaware
Cedar Springs Behavioral Health System
Cedar Springs Hospital Real Estate, Inc.	Colorado
Centennial Peaks Hospital, LLC	Delaware
Children’s Hospital of Vicksburg, L.L.C.	Louisiana
Children’s Treatment Solutions, LLC	Tennessee
Collaborative Care LLC	Tennessee
Columbus Hospital, LLC	Delaware
Columbus Hospital Partners, LLC	Tennessee
BHC Columbus Hospital
Community Cornerstones, Inc.	Puerto Rico
Compass Hospital, Inc.	Delaware
Compass Hospital
Crawford First Education, Inc.	Virginia
Cumberland Hospital, LLC	Virginia
Cumberland Barton House
Cumberland Capital Cottage
Cumberland Hospital
Cumberland Magnolia House
Cumberland Peninsula Group Home
Cumberland Segar House
Cumberland Hospital Partners, LLC	Delaware

State of
Name	Organization
Cypress Creek Real Estate, L.P.	Texas
Delaware Investment Associates, LLC	Delaware
Diamond Grove Center, LLC	Delaware
Emerald Coast Behavioral Hospital, LLC	Delaware
FHCHS of Puerto Rico, Inc.	Puerto Rico
First Corrections Puerto Rico, Inc.	Puerto Rico
First Hospital Corporation of Nashville	Virginia
First Hospital Corporation of Virginia Beach	Virginia
FHC — TPI Health Systems
Virginia Beach Psychiatric Center
First Hospital Panamericano, Inc.	Puerto Rico
Fort Lauderdale Hospital, Inc.	Florida
Fort Lauderdale Hospital
Foundations for Home and Community, Inc.	Virginia
Friends Behavioral Health System, L.P.	Pennsylvania
Friends GP, LLC	Pennsylvania
Great Plains Hospital, Inc.	Missouri
Heartland Behavioral Health Services
Gulf Coast Treatment Center, Inc.	Florida
Gulf Coast Preparatory School
H. C. Corporation	Alabama
H. C. Partnership	N/A
Hill Crest Behavioral Health Services
Havenwyck Hospital Inc.	Michigan
Havenwyck Hospital
HHC Augusta, Inc.	Georgia
Lighthouse Care Center of Augusta
HHC Berkeley, Inc.	South Carolina
Lighthouse Care Center of Berkeley County
HHC Conway Investment, Inc.	South Carolina
Lighthouse Care Center of Conway
HHC Cooper City, Inc.	Florida
Lighthouse Care Center of Cooper City
HHC Delaware, Inc.	Delaware
Focus Healthcare
Focus Healthcare of Delaware
MeadowWood Behavioral Health Systems
MeadowWood Hospital
HHC Focus Florida, Inc.	Florida
Focus Healthcare
Focus Healthcare at High Point
Focus Healthcare of Florida
Focus High Point
High Point
Highpoint
Horizon Health at High Point
High Point Treatment Center
HHC Indiana, Inc.	Indiana
Kokomo Counseling Center
Michiana Behavioral Health Center
Michiana Counseling Center
HHC Kingwood Investment, LLC	Delaware
HHC Oconee, Inc.	South Carolina
Lighthouse Care Center of Oconee, Inc.

State of
Name	Organization
HHC Ohio, Inc.	Ohio
Laurelwood Counseling Center of Beachwood
Laurelwood Counseling Center of Mentor
Laurelwood Hospital
Windsor Laurelwood Center for Behavioral Medicine
HHC Pennsylvania, LLC	Pennsylvania
Friends Behavioral Hospital
HHC Poplar Springs, Inc.	Virginia
Poplar Place
Poplar Springs Academy
Poplar Springs Hospital
Poplar Transitions of Shenandoah Valley
Recovery Center of Richmond
HHC River Park, Inc.	West Virginia
River Park Hospital
HHC Services, LLC	Texas
HHC South Carolina, Inc.	South Carolina
HHC St. Simons, Inc.	Georgia
Focus by the Sea
Focus Healthcare of Georgia
St. Simons-by-the-Sea
HHMC Partners, Inc.	Delaware
Hickory Trail Hospital, L.P.	Delaware
Hickory Trail Hospital
High Plains Behavioral Health, L.P.	Delaware
HMHM of Tennessee, LLC	Tennessee
Holly Hill Hospital, LLC	Tennessee
Holly Hill Real Estate, LLC	North Carolina
Horizon Health Austin, Inc.	Texas
Austin Lakes Hospital
Horizon Health Corporation	Delaware
Horizon Health
Horizon Health Hospital Services, LLC	Delaware
Horizon Health Physical Rehabilitation Services, LLC	Delaware
Horizon Mental Health Management, LLC	Texas
Horizon Behavioral Health Services
Horizon Behavioral Services
HSA Hill Crest Corporation	Alabama
HSA of Oklahoma, Inc.	Oklahoma
Hughes Center, LLC	Virginia
Hughes Center for Exceptional Children
Indiana Psychiatric Institutes, LLC	Delaware
InfoScriber Corporation	Delaware
Integrated Healthcare Systems Corp.	Puerto Rico
Kids Behavioral Health of Alaska, Inc.	Alaska
Kids Behavioral Health of Utah, Inc.	Utah
Copper Hills Youth Center
Kingwood Pines Hospital, LLC	Texas
KMI Acquisition, LLC	Delaware
Kolburne School, LLC	Delaware
Lakeland Behavioral, LLC	Florida
Laurel Oaks Behavioral Health Center, Inc.	Delaware
Laurel Oaks Behavioral Health Center
Laurelwood Associates, Inc.	Ohio

State of
Name	Organization
Laurelwood Associates Trust	Ohio
Lebanon Hospital Partners, LLC	Tennessee
Liberty Point Behavioral Healthcare, LLC	Delaware
Mental Health Outcomes, LLC	Delaware
Mesilla Valley Hospital, Inc.	New Mexico
Mesilla Valley Mental Health Associates, Inc.	New Mexico
Michigan Psychiatric Services, Inc.	Michigan
Millwood Hospital, L.P.	Texas
Millwood Hospital
Mission Vista Behavioral Health Services, Inc.	Delaware
Mission Vista Geriatric Behavioral Health System
Nashville Rehab, LLC	Tennessee
Neuro Institute of Austin, L.P.	Texas
Texas NeuroRehab Center
Texas Star Recovery Program
North Spring Behavioral Healthcare, Inc.	Tennessee
Northern Indiana Partners, LLC	Tennessee
Ocala Behavioral Health, LLC	Delaware
The Vines
Palmetto Behavioral Health Holdings, LLC	Delaware
Palmetto Behavioral Health Solutions, L.L.C.	South Carolina
Palmetto Behavioral Health System, L.L.C.	South Carolina
Palmetto Lowcountry Behavioral Health, L.L.C.	South Carolina
Palmetto Pee Dee Behavioral Health, L.L.C.	South Carolina
Peak Behavioral Health Services, LLC	Delaware
High Impact
Peak Behavioral Health
Premier Behavioral Solutions, Inc.	Delaware
Premier Behavioral Solutions of Florida, Inc.	Delaware
Preparatory School of the National Deaf Academy, Inc.	Florida
Pride Institute, Inc.	Minnesota
Pride Institute
PSI Surety, Inc.	South Carolina
PSJ Acquisition, LLC	North Dakota
Prairie St. John’s
Psychiatric Management Resources, Inc.	California
PMR Psychiatric Management Resources, Inc.
Psychiatric Solutions Hospitals, LLC	Delaware
Psychiatric Solutions of Virginia, Inc.	Tennessee
Jefferson Trail Treatment Center for Children
Whisper Ridge at Leesburg
Whisper Ridge Behavioral Health System
PsychManagement Group, Inc.	West Virginia
Ramsay Managed Care, LLC	Delaware
Ramsay Youth Services of Georgia, Inc.	Delaware
Macon Behavioral Health System
McIntosh Youth Development Campus
Ramsay Youth Services Puerto Rico, Inc.	Puerto Rico
Bayamon Detention Center (Centro Detencion Juvenil de Bayamon)
Red Rock Behavioral Health LLC	Delaware
Red Rock Solutions, LLC	Delaware
Riveredge Hospital Holdings, Inc.	Delaware
Riveredge Hospital, Inc.	Illinois

State of
Name	Organization
Riveredge Hospital
Riveredge Real Estate, Inc.	Illinois
Rockford Acquisition Sub, Inc.	Illinois
Rock River Academy
Rolling Hills Hospital, LLC	Tennessee
Nashville Rehabilitation Hospital
Samson Properties, LLC	Florida
Servicios Conductuales del Caribe, Inc.	Puerto Rico
Shadow Mountain Behavioral Health System, LLC	Delaware
Oklahoma Treatment Center
Shadow Mountain Behavioral Health System
Shadow Mountain Behavioral Healthcare System
SHC-KPH, LP	Texas
Kingwood Pines Hospital
Somerset, Incorporated	California
SP Behavioral, LLC	Florida
Sandy Pines
Springfield Hospital, Inc.	Delaware
Lincoln Prairie Behavioral Health Center
Summit Oaks Hospital, Inc.	New Jersey
Summit Hospital
Sunstone Behavioral Health, LLC	Tennessee
TBD Acquisition, LLC	Delaware
The Brook Hospital — Dupont
The Brook Hospital — KMI
TBJ Behavioral Center, LLC	Delaware
River Point Behavioral Health
Texas Cypress Creek Hospital, L.P.	Texas
Cypress Creek Hospital
Texas Hospital Holdings, Inc.	Delaware
Texas Hospital Holdings, LLC	Texas
Texas Laurel Ridge Hospital, L.P.	Texas
Laurel Ridge Treatment Center
Texas Ridge Hospital
Texas Oaks Psychiatric Hospital, L.P.	Texas
The Oaks Treatment Center
Texas Oaks Psychiatric Hospital Real Estate, L.P.	Texas
Texas San Marcos Treatment Center, L.P.	Texas
San Marcos Treatment Center
Texas San Marcos Treatment Center Real Estate, L.P.	Texas
Texas West Oaks Hospital, L.P.	Texas
West Oaks Hospital
The Charter School of the National Deaf Academy, Inc.	Florida
The Counseling Center of Middle Tennessee, Inc.	Tennessee
The National Deaf Academy, LLC	Florida
National Deaf Academy
The Pines Residential Treatment Center, Inc.	Virginia
The Pines
Therapeutic School Services, L.L.C.	Oklahoma
Three Rivers Behavioral Health, LLC	South Carolina
Three Rivers Behavioral Health
Three Rivers Healthcare Group, LLC	South Carolina
Three Rivers Residential Treatment | Midlands Campus, Inc.	South Carolina
Three Rivers Residential/Midlands Campus

State of
Name	Organization
Three Rivers SPE Holding, LLC	South Carolina
Three Rivers SPE, LLC	South Carolina
Three Rivers SPE Manager, Inc.	South Carolina
Toledo Holding Company, LLC	Delaware
Transitional Care Ventures, Inc.	Delaware
Tucson Health Systems, Inc.	Delaware
University Behavioral, LLC	Florida
University Behavioral Center
Valle Vista Hospital Partners, LLC	Tennessee
Valle Vista, LLC	Delaware
Virgin Islands Behavioral Services, Inc.	Virginia
Virgin Islands Behavioral Services
Wekiva Springs Center, LLC	Delaware
Wekiva Springs
Wellstone Holdings, Inc.	Delaware
Wellstone Regional Hospital Acquisition, LLC	Indiana
West Oaks Real Estate, L.P.	Texas
Willow Springs, LLC	Delaware
Windmoor Healthcare Inc.	Florida
Windmoor Healthcare of Clearwater
Windmoor Intervention Network
Windmoor Healthcare of Pinellas Park, Inc.	Delaware
Zeus Endeavors, LLC	Florida